POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Sherry D. Williams, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2006 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 23rd day of January, 2007.

/s/ Alan M. Bennett
Alan M. Bennett

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Sherry D. Williams, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2006 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 18th day of January, 2007.

/s/ James R. Boyd
James R. Boyd

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Sherry D. Williams, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2006 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 15th day of January, 2007.

/s/ Milton Carroll
Milton Carroll

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Sherry D. Williams, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2006 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 20th day of January, 2007.

/s/ Robert L. Crandall
Robert L. Crandall

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Sherry D. Williams, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2006 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 20th day of January, 2007.

/s/ Kenneth T. Derr
Kenneth T. Derr

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Sherry D. Williams, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2006 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 20th day of January, 2007.

/s/ S. Malcolm Gillis
S. Malcolm Gillis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Sherry D. Williams, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2006 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 20th day of January, 2007.

/s/ William R. Howell
William R. Howell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Sherry D. Williams, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2006 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 20th day of January, 2007.

/s/ Ray L. Hunt
Ray L. Hunt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Sherry D. Williams, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2006 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 20th day of January, 2007.

/s/ J. Landis Martin
J. Landis Martin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Sherry D. Williams, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2006 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 20th day of January, 2007.

/s/ Jay A. Precourt
Jay A. Precourt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Sherry D. Williams, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2006 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
IN TESTIMONY WHEREOF, witness my hand this 22nd day of January, 2007.

/s/ Debra L. Reed
Debra L. Reed